Exhibit 99.1

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In Re. SORRENTO THERAPEUTICS, INC. Debtor(s) § § § § Case No. 23-90085 Lead Case No. 23-90085 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2023 Petition Date: 02/13/2023 Months Pending: 4 Industry Classification: 3254 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 192 Debtor's Full-Time Employees (as of date of order for relief): 538 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Mohsin Y. Meghji 07/03/2023 Mohsin Y. Meghji 4955 Directors Place, San Diego, CA 92121 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 1 of 12

UST Form 11-MOR (12/01/2021) 2 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $34,454,067 b. Total receipts (net of transfers between accounts) $12,156,833 $62,611,230 c. Total disbursements (net of transfers between accounts) $10,734,809 $39,229,254 d. Cash balance end of month (a+b-c) $35,876,091 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $10,734,809 $39,229,254 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $70,128 b. Accounts receivable over 90 days outstanding (net of allowance) $70,128 c. Inventory ( (attach explanation)) Book Market Other $0 d Total current assets $53,382,403 e. Total assets $742,166,196 f. Postpetition payables (excluding taxes) $163,734,798 g. Postpetition payables past due (excluding taxes) $3,708,059 h. Postpetition taxes payable $12,044,739 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $175,779,537 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $389,574,455 n. Total liabilities (debt) (j+k+l+m) $565,353,992 o. Ending equity/net worth (e-n) $176,812,204 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $40,033 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $40,033 d. Selling expenses $0 e. General and administrative expenses $5,265,021 f. Other expenses $305,853 g. Depreciation and/or amortization (not included in 4b) $554,142 h. Interest $630,000 i. Taxes (local, state, and federal) $0 j. Reorganization items $6,027,858 k. Profit (loss) $-12,742,841 $-113,007,790 Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $954,754 $1,103,015 $954,754 $1,103,015 Itemized Breakdown by Firm Firm Name Role i Baker Botts L.L.P. Other $73,848 $79,043 $73,848 $79,043 ii Bereskin & Parr LLP Other $425 $799 $425 $799 iii Central Intellectual Property & Other $0 $1,744 $0 $1,744 iv CFGI Holdings, LLC dba Pine HOther $39,890 $39,890 $39,890 $39,890 v Dr. Shlomo Cohen & Co-Law OOther $0 $4,480 $0 $4,480 vi Ernst & Young US LLP Other $600,000 $600,000 $600,000 $600,000 vii Farella Braun + Martel LLP Other $10,863 $10,863 $10,863 $10,863 viii FB Rice Pty Limited Other $2,142 $3,983 $2,142 $3,983 ix Focus Ventures LLC, dba Focu Other $733 $733 $733 $733 x McNeil Baur PLLC Other $43,591 $122,897 $43,591 $122,897 xi Paul Hastings LLP Other $163,896 $163,896 $163,896 $163,896 xii RSM US LLP Other $4,000 $4,000 $4,000 $4,000 xiii Rutan & Tucker, LLP Other $2,900 $2,900 $2,900 $2,900 xiv Script IP Ltd. Other $0 $52,004 $0 $52,004 Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 xv Shusaku · Yamamoto LPA Other $0 $3,317 $0 $3,317 xvi Veeva Systems Inc. Other $12,467 $12,467 $12,467 $12,467 xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 xcix c c. All professional fees and expenses (debtor & committees) $954,754 $1,103,015 $954,754 $1,103,015 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $11,771,312 b. Postpetition income taxes paid (local, state, and federal) $0 $28,000 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $145,792 $861,171 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Mohsin Y. Meghji Signature of Responsible Party Chief Restructuring Officer Printed Name of Responsible Party 07/03/2023 Title Date Mohsin Y. Meghji Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name SORRENTO THERAPEUTICS, INC. Case No. 23-90085 PageFour PageThree Case 23-90085 Document 984 Filed in TXSB on 07/03/23 Page 12 of 12

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: May 1 – 31, 2023 1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS BACKGROUND On February 13, 2023, (the “Petition Date”), Sorrento Therapeutics, Inc. and its wholly owned direct subsidiary Scintilla Pharmaceuticals, Inc., as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Bankruptcy Rule 1015(b) and Local Rule 1015-1 for the Bankruptcy Court under the caption Sorrento Therapeutics, Inc., et al.1 , Case No. 23-90085 (DRJ) (Bankr. S.D. Tex.), pursuant to an order entered by the Bankruptcy Court on February 13, 2023 [Docket No. 7]. The following notes, statements and limitations should be referred to, and referenced in connection with, any review of the Debtors’ monthly operating reports (the “MOR”). 1. Basis of Presentation. The Debtors are filing their MOR solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee for the Southern District of Texas Houston Division (the “U.S. Trustee”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR. This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the 1 The Debtor entities in these chapter 11 cases, along with the last four digits of each Debtor entity’s federal tax identification number, are: Sorrento Therapeutics, Inc. (4842); and Scintilla Pharmaceuticals, Inc. (7956). The Debtors’ service address is: 4955 Directors Place, San Diego, CA 92121. Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 1 of 11

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: May 1 – 31, 2023 2 information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR. The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries (including, but not limited to, income tax expense, fair value adjustments, and payroll accruals for few days before month-end) are only prepared on a quarterly basis, and therefore any such adjustments included herein are based on information as of March 31, 2023, the Debtors’ first quarter-end. However, there are certain quarter-end adjustments that will be made in the ordinary course of business and are based on information not yet available as of the date of this report. As such, those adjustments are not reflected in this MOR. Additional detail is provided in paragraph 7 below. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. In future periods, any changes to prior period balances will be reflected in the current month’s MOR. The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future. 2. Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. 3. Consolidated Entity Accounts Payable and Disbursements Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts, (B) Continue to Perform Intercompany Transactions, (C) Maintain Existing Business Forms and Books and Records, and (II) Granting Related Relief [Docket No. 28] (the “Cash Management Motion”) to the extent approved in the order granting the relief requested in the Cash Management Motion on a final basis [Docket No. 312] (the “Final Cash Management Order”). Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 2 of 11

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: May 1 – 31, 2023 3 4. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Debtor in Possession Financing. On March 30, 2023, the Debtors received authorization from the Bankruptcy Court to access their $75,000,000.00 Debtor-in-Possession Facility on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Senior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims With Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [Docket No. 324] (the “Final DIP Order”). Please see the Final DIP Order for additional detail. On June 30, 2023, the Debtors filed an emergency motion with the Bankruptcy Court seeking approval for a $20 million junior term loan from Scilex Holding Company, a non-debtor subsidiary of Debtor Sorrento Therapeutics, Inc. See Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Obtain Junior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief [Docket No. 978] (the “Junior DIP Motion”). Please see the Junior DIP Motion for additional detail. A hearing on approval of the Junior DIP Motion is currently scheduled for July 5, 2023 at 3:00 p.m. (prevailing Central Time). 6. Payment of Pre-Petition Claims Pursuant to First Day Orders. The Bankruptcy Court has entered orders authorizing, but not directing, the Debtors to pay, among other things, certain pre-petition (a) employee wages, salaries and other compensation and benefits [Docket No. 37]; (b) obligations related to the use of the Debtors’ cash management system [Docket Nos. 39 (interim relief) and 312 (final relief)]; (c) taxes and related obligations [Docket Nos. 111 and 153 (corrected order)]; (d) insurance obligations [Docket No. 112]; and (e) obligations of critical vendors, shippers, warehousemen, other lien claimants, and foreign creditors [Docket Nos. 199, 236 (corrected order), and 437 (further corrected order)] ((a)-(e) collectively, the “First Day Orders”). To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted. 7. Liabilities Subject to Compromise. On June 12, 2023, the Bankruptcy Court entered the Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 3 of 11

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: May 1 – 31, 2023 4 Order (I) Setting Bar Dates for Filing Proofs of Claim, Including Requests for Payment Under Section 503(B)(9), (II) Establishing Amended Schedules Bar Date and Rejection Damages Bar Date, (III) Approving the Form of and Manner for Filing Proofs of Claim, Including Section 503(B)(9) Requests, and (IV) Approving Notice of Bar Dates [Docket No. 856] setting a deadline for the General Bar Date as June 26, 2023 and Governmental Bar Date as August 12, 2023. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. 8. Insiders. For purposes of this MOR, the Debtors defined “insiders” as provided in 11 U.S.C. section 101(31) of the Bankruptcy Code during the relevant time period. The Debtors do not concede or take any position with respect to (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or any other purpose. Further, the inclusion of a party as an “insider” solely for purposes of this MOR is not an acknowledgement, admission, or concession that such party is an “insider” under applicable bankruptcy law. The Debtors also included intercompany transfers to non-debtor entities and payments made on behalf of non-debtor entities during the Reporting Period in the definition of “insiders” for purposes of this MOR. 9. Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases. 10. Specific MOR Disclosures. a. Notes to Part 1: Cash Receipts and Disbursements: This section is prepared on a cash basis. b. Notes to Part 2: Asset and Liability Status: This section is prepared on an accrual Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 4 of 11

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: May 1 – 31, 2023 5 basis. The amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated Balance Sheets as of May 31, 2023. Please refer to the notes above for information about presentation and limitations related to this MOR. c. Notes to Part 3: Assets Sold or Transferred: There were no assets sold or transferred during the reporting period. d. Notes to Part 4: Income Statement (Statement of Operations): This section is prepared on an accrual basis. e. Notes to Part 5: Professional Fees and Expenses: i. Part 5a: The Debtors will pay the professional fees & expenses of their retained professionals (bankruptcy) (“Debtor Retained Professionals”) in accordance with the Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Professionals [Docket No. 442] (the “Interim Compensation Order”). The Debtors did not make any payments to Retained Professionals during the reporting period. ii. Part 5b: The Debtors will pay the professional fees & expenses of their other professionals (nonbankruptcy) (“Ordinary Course Professionals”) in accordance with the Order Authorizing the Retention and Compensation of Certain Professionals Utilized in the Ordinary Course of Business [Docket No. 335]. The cumulative payments to Ordinary Course Professionals include international payments that cleared in the morning of the Petition Date, before the Debtors’ bank was aware of the filing. The cumulative payments to Ordinary Course Professionals also include payments that were reimbursement of governmental fees that the professionals paid for on behalf of the Debtors in connection with certain patents, which the Debtors paid under the Corrected Order (I) Authorizing the Payment of Certain Prepetition Taxes and Fees, and (II) Granting Related Relief [Docket No. 153]. iii. Part 5c: The Debtors will pay the professional fees & expenses retained by the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders (the “Committee Professionals”) in accordance with the Interim Compensation Order. The Debtors did not make any payments to Committee Professionals during the reporting period. f. Notes to Part 6: Postpetition Taxes: In the ordinary course of business, the Debtors are obligated to pay business, regulatory and license fees and taxes, excise, federal and state income, franchise, personal property, sales and use, other taxes and fees (collectively, the “Taxes and Fees”). On March 3, 2023, out of an Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 5 of 11

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: May 1 – 31, 2023 6 abundance of caution, the Debtors received authority but not direction to pay Taxes and Fees that arise in the ordinary course of business on a postpetition basis, solely to the extent that such Taxes and Fees become payable in accordance with applicable law [Docket No. 153]. Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 6 of 11

In re: Sorrento Therapeutics, Inc. Case No.: 23-90085 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Statement of Cash Receipts and Disbursements Reporting Period: 5/1/23 - 5/31/23 (Unaudited) Federal Tax I.D. No.: 33-0344842 (Actuals in US Dollars) Total Week Beginning 5/1/23 5/7/23 5/14/23 5/21/23 5/28/23 5/1/23 Week Ending 5/6/23 5/13/23 5/20/23 5/27/23 5/31/23 5/31/23 Cash Receipts Cash Operating Receipts - $1,700,000 - - - $1,700,000 Non-Operating Receipts - 352 456,418 11 53 456,833 DIP Funding - - 10,000,000 - - 10,000,000 Total Cash Receipts - $1,700,352 $10,456,418 $11 $53 $12,156,833 Cash Disbursements Cash Operating Disbursements Payroll, Taxes, and Medical ($127,511) ($1,999,044) ($41,760) ($1,415,787) ($18,427) ($3,602,530) Rent / Operating Leases (1,149,419) (1,692) (230,750) (10,277) (12,366) (1,404,504) Licensing, Taxes, and Insurance - - - (496,219) - (496,219) SG&A Other (168,715) (124,732) (16,188) (16,194) (506,640) (832,469) ACEA China Funding - (2,000,000) - - - (2,000,000) Total Cash Operating Disbursements ($1,445,645) ($4,125,469) ($288,698) ($1,938,477) ($537,432) ($8,335,722) Other Disbursements Professional Fees - Ordinary Course Professionals ($679,306) ($39,890) ($425) ($79,933) ($264,533) ($1,064,088) DIP Interest and Fees (455,000) - (250,000) - (630,000) (1,335,000) Total Other Disbursements (Excl. LCs) ($1,134,306) ($39,890) ($250,425) ($79,933) ($894,533) ($2,399,088) Total Disbursements ($2,579,951) ($4,165,359) ($539,123) ($2,018,410) ($1,431,966) ($10,734,809) Cash Roll-Forward Net Cash Flow ($2,579,951) ($2,465,007) $9,917,295 ($2,018,400) ($1,431,912) $1,422,024 Beginning Cash $34,454,067 $31,874,116 $29,409,108 $39,326,403 $37,308,003 $34,454,067 Net Cash Flow (2,579,951) (2,465,007) 9,917,295 (2,018,400) (1,431,912) 1,422,024 Ending Cash $31,874,116 $29,409,108 $39,326,403 $37,308,003 $35,876,091 $35,876,091 Recap Description As of 5/1/23 As of 5/31/23 Unrestricted Cash $14,050,275 $8,384,500 Restricted Cash Restricted Cash (Excluding LCs) 16,871,573 23,959,348 LCs 3,532,218 3,532,243 Total Restricted Cash 20,403,791 27,491,591 Total Cash $34,454,067 $35,876,091 7 Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 7 of 11

In re: Sorrento Therapeutics, Inc. Case No.: 23-90085 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Balance Sheet Reporting Period: 5/1/23 - 5/31/23 (Unaudited) Federal Tax I.D. No.: 33-0344842 (Actuals in US Dollars) As of May 31, 2023 ASSETS Current assets: Cash and cash equivalents $35,278,069 Marketable investments 12,665,470 Accounts receivables, net 70,128 Prepaid expenses 2,531,791 Other current assets 2,836,945 Total current assets 53,382,403 Property and equipment, net 30,583,880 Operating lease right-of-use assets 54,621,730 Related party receivable 163,067,030 Intangibles, net 69,852,144 Goodwill 62,597,971 Equity investments 12,007,834 Investments in subsidiaries 293,780,884 Other assets, net 2,272,320 Total assets $742,166,196 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $5,775,012 Accrued payroll and related benefits 736,047 Accrued expenses and other current liabilities 32,690,020 Current portion of operating lease liabilities 8,766,452 Income tax payable 11,771,312 Current portion of debt 60,000,000 Total current liabilities 119,738,843 Deferred tax liabilities, net 237,583 Operating lease liabilities 55,803,111 Liabilities subject to compromise 389,574,455 Total liabilities 565,353,992 Total stockholders' equity 176,812,204 Total liabilities and stockholders’ equity $742,166,196 8 Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 8 of 11

In re: Sorrento Therapeutics, Inc. Case No.: 23-90085 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Statement of Operations Reporting Period: 5/1/23 - 5/31/23 (Unaudited) Federal Tax I.D. No.: 33-0344842 (Actuals in US Dollars) For the Period Ending May 31, 2023 Revenues: Service revenues $40,033 Total revenues 40,033 Operating costs and expenses: Research and development 2,221,332 Selling, general and administrative 5,265,021 Amortization and depreciation 554,142 Total operating costs and expenses 8,040,495 Loss from operations (8,000,462) Interest (expense) income, net (630,000) Other (loss) income 1,915,479 Reorganization items, net (6,027,858) (Loss) income before income tax (12,742,841) Income tax expense - Loss on equity method investments - Net (loss) income ($12,742,841) 9 Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 9 of 11

In re: Sorrento Therapeutics, Inc. Case No.: 23-90085 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Part 7(a) Reporting Period: 5/1/23 - 5/31/23 Federal Tax I.D. No.: 33-0344842 Payments Made Post-Petition That Relate to Pre-Petition Period Date Amount of Payment # Payee Name Payment Made 1. Confidential Party $3,750.00 5/30/23 Total $3,750.00 10 Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 10 of 11

In re: Sorrento Therapeutics, Inc. Case No.: 23-90085 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Part 7(g) Reporting Period: 5/1/23 - 5/31/23 (Unaudited) Federal Tax I.D. No.: 33-0344842 (Actuals in US Dollars) Debtor-in-Possession Facility – As of May 31, 2023 Beginning Additional Ending Description Balance Draws Paydowns Balance Debtor-in-Possession Facility (a) $50,000,000 10,000,000 - $60,000,000 Footnote: (a) Debtor-in-Possession Facility gross loan amount of $30,000,000 plus additional draws of $30,000,000 less commitment fee $1,875,000, total funding fees of $1,500,000 and other fees and expenses of $136,528 equals net cash funding of $56,488,472. 11 Case 23-90085 Document 985 Filed in TXSB on 07/03/23 Page 11 of 11